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                                                                    EXHIBIT 10.1




                                ESCROW AGREEMENT




         THIS AGREEMENT is made and entered into as of the 6th day of June
2002, by and among INLAND RETAIL REAL ESTATE TRUST, INC., a Maryland corporation (the "Company"), INLAND SECURITIES CORPORATION, an Illinois Corporation (the "Dealer Manager"), and LASALLE BANK NATIONAL ASSOCIATION, CHICAGO, ILLINOIS (the "Escrow Agent").



         1. The Company does hereby open this escrow and Escrow Agent's sole concern and duties shall be as specifically set forth herein:



                  1.1. From time to time during the course of this escrow, in connection with the Company's offering (the "Offering") of up to 150,000,000 shares of common stock on a "best efforts" basis (the "Shares") (exclusive of Shares offered and sold pursuant to the Company's distribution reinvestment program), Escrow Agent will receive from subscribers deposits to be held in escrow in accordance with the terms hereof. All such funds received by Escrow Agent shall be placed into an account entitled "Inland Retail Real Estate Trust, Inc. Subscription Account" (the "Escrow Account"), which shall be invested pursuant to Section 10 hereof.



         2. All deposits from each subscriber shall be accompanied by the subscriber name, social security number, current address and investment amount.



         3. Checks deposited in the Escrow Account from the various subscribers shall be made payable to "LBNA/Escrow Agent for IRRET."



         4. All parties understand and are aware that all funds received during the course of the escrow and deposited in the Escrow Account must clear the normal banking channels prior to the release of any funds.



         5. The Company understands that it is not entitled to any funds received into escrow in the event of cancellation of the Offering and in such event, deposits shall be returned to the subscribers.



         6. The parties agree that this is an impound escrow between the Company, the Dealer Manager and the Escrow Agent. The Company and the Dealer Manager agree that the subscribers who deposit into the "Escrow Account" are not a party to this escrow.



         7. All documents, including any instrument necessary for the negotiation or other transfer of escrow assets, deposited simultaneously with the execution of this Agreement are approved by the Company, and the Escrow Agent shall not be obligated to inquire as to the form, manner of execution or validity of these documents or any document hereafter deposited pursuant to the provisions hereof, nor shall the Escrow Agent be obligated to inquire as to the identity, authority or rights of the persons executing the same. The Escrow Agent shall be liable






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under this Agreement only for its gross negligence or willful misconduct in the performance of its duties expressly set forth in this Agreement. The Escrow Agent shall have a lien on all securities, monies and documents deposited in this escrow by each subscriber to secure Escrow Agent's reasonable compensation and expenses and for judgments, attorneys' fees and other liabilities which the Escrow Agent may incur or sustain by reason of this escrow, and the undersigned agrees to pay to Escrow Agent, upon demand, amounts to satisfy all such liabilities, fees and expenses. In case of conflicting demands upon it, the Escrow Agent may withhold performance of this escrow until such time as the conflicting demands shall have been withdrawn or the rights of the respective parties shall have been settled by court adjudication, arbitration, joint order or otherwise.



         8. Until the termination of the Offering, the Company shall notify the Escrow Agent of the Company's acceptance or rejection of each subscription agreement as promptly as practicable, but in any event within ten (10) days of its receipt, and of any subscription which is rescinded within five (5) days of such rescission. If the Escrow Agent receives notice that a subscription is rejected by the Company, the subscriber's deposit will be returned by the Escrow Agent to the subscriber, without interest or deduction, as promptly as practicable, but in any event within ten (10) days after its receipt of notice from the Company that the subscription has been rejected. If a subscription is rescinded, the Escrow Agent shall return to the subscriber the subscriber's deposit, without interest or deduction, within seven (7) days of being notified by the Company of such rescission. In the event the check of a subscriber whose subscription has been rescinded has been negotiated (and if the funds represented thereby have been disbursed to the Company), the Company shall deposit with the Escrow Agent an amount of funds equal to the amount necessary to be returned to the subscriber (or the Escrow Agent may deduct such amount from any funds due to the Company under this Agreement). The Escrow Agent shall not be liable for the failure to return a rejected or rescinded subscription if the Company fails to notify the Escrow Agent of the rejection of rescission of the corresponding subscription agreement.



         9. Commencing with the date paid subscriptions have been received and accepted for Shares of the Company (such initial date of the Company's prospectus being the "Effective Date"), and ending on the Termination Date (the "Offering Period"), the Escrow Agent shall (i) disburse to the Company on a weekly basis any funds received by the Escrow Agent for accepted subscriptions (but not those funds of a subscriber whose subscription has been rejected or rescinded of which the Escrow Agent has been notified by the Company, or otherwise in accordance with the Company's written request; and (ii) invest any funds held in the escrow subject to paragraph 10 hereof, in such instruments as the Company may direct. Upon termination of the Offering, which shall occur not later than 12 months after the Effective Date, provided however that, subject to requalification in certain states, the Company may extend the Offering Period from time to time, but in no event more than two years after the Effective Date (the "Termination Date"), all amounts theretofore undistributed shall be distributed to the Company, and this escrow shall close and be consummated in its entirety.



         10. The funds deposited herein shall be invested in federally insured bank accounts (e.g., savings accounts), short-term certificates of deposit issued by a bank, short-term securities issued or guaranteed by the United States government and any other investments permitted under Rule 15c2-4 of the Securities Exchange Act of 1934, as amended, at the direction of the Company. The interest on such investments shall, on a monthly basis while subscribers' deposits






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remain in escrow and, if all conditions herein are met, when such deposits are disbursed to the Company, be disbursed by the Escrow Agent to the Company in accordance with paragraph 9 hereof.



         11. The Company agrees to disburse to the Dealer Manager any funds due to it for the Offering in accordance with the terms and conditions of the Dealer Manager Agreement dated June 6, 2002 between the Company and the Dealer
Manager, provided that the Escrow Agent has disbursed to the Company the funds due to the Company for the related subscriptions. The Dealer Manager shall assist the Company in connection with the Company's compliance with this Agreement. The Dealer Manager shall not have any lien on or security interest in any securities, monies or documents deposited in this escrow.



         12. Any notices which are required or desired to be given hereunder to the parties hereto shall be in writing and may be given by mailing the same to the address indicated below (or to such other address as either of the parties may have theretofore substituted therefor by written notification to the other party hereto), by registered or certified United States mail, postage prepaid. For all purposes hereof, any notice so mailed by the Escrow Agent shall be treated as though served upon the party to whom it was mailed at the time it is deposited in the United States mail by the Escrow Agent whether or not such party thereafter actually receives such notice. Notices to the Escrow Agent shall be in writing and shall not be deemed to be given until actually received by the Escrow Agent's corporate trust department. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday or bank holiday, such time shall be extended to the Escrow Agent's next business day.



         13. The Escrow Agent, when acting as the Escrow Agent undertakes to perform only such duties as are expressly set forth herein and the Escrow Agent shall not be subject to, nor obliged to recognize, any other agreement between, or direction or instruction of, the Company even though reference thereto may be made herein; provided, however, this Agreement may be amended at any time or times by an instrument in writing signed by the Company, the Dealer Manager and Escrow Agent. In the event the Escrow Agent becomes involved in or is threatened with litigation by reason hereof, it is hereby authorized to and may deposit with the clerk of a court of competent jurisdiction any and all funds held by it pursuant hereto, and thereupon the Escrow Agent shall stand fully relieved and discharged of any further duties hereunder.



         14. If any property subject hereto is at any time attached, garnished or levied upon, under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order, judgment or decree shall be made or entered by any court affecting such property, or any part thereof, then in any of such events, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree, which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.



         15. This Agreement shall be construed, enforced and administered in accordance with the internal laws, as opposed to the conflicts of laws provisions, of the State of Illinois.





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         16. In consideration for its services as Escrow Agent, the Escrow Agent shall be entitled to receive compensation and reasonable costs and expenses in connection with this Escrow as set forth in Exhibit A hereto, which fees, costs and expenses shall be payable by the Company.



         17. The Escrow Agent may resign at any time upon giving at least thirty
(30) days prior written notice to the Company; provided, however, that no such resignation shall become effective until the appointment of a successor escrow agent which shall be accomplished as follows: The Company shall use its best efforts to select a successor escrow agent within thirty (30) days after receiving such notice. If the Company fails to appoint a successor escrow agent within such time, the Escrow Agent shall have the right to appoint a successor escrow agent. The successor escrow agent shall execute and deliver an instrument accepting such appointment and it shall, without further acts, be vested with all the estates, properties, rights, powers, and duties of the predecessor escrow agent as if originally named as escrow agent. Upon delivery of such instrument, the Escrow Agent shall be discharged from any further duties and liability under this Agreement. The Escrow Agent shall be paid any outstanding fees and expenses prior to transferring assets to a successor escrow agent.



         18. Any notice required to be given hereunder by any of the parties hereto shall be addressed as follows:



                       If to the Company:



                       Inland Retail Real Estate Trust, Inc.
                       2901 Butterfield Road
                       Oak Brook, Illinois  60523
                       Attention:  Ms. Roberta S. Matlin, Vice President
                       Telephone:  (630) 218-8000
                       Facsimile:  (630) 218-4955



                       If to the Dealer Manager:



                       Inland Securities Corporation
                       2901 Butterfield Road
                       Oak Brook, Illinois 60523
                       Attention:  Ms. Brenda G. Gujral, President
                       Telephone:  (630) 218-8000
                       Facsimile:  (630) 218-4955



                       If to Escrow Agent:



                       LaSalle Bank National Association
                       135 South LaSalle Street
                       Chicago, Illinois 60603
                       Attention: Mr. Mark LoIacono, Corporate Trust Department
                       Telephone:  (312) 904-6836
                       Facsimile:  (312) 904-2236





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         19. The foregoing is subject to the following conditions:



         The obligations and duties of the Escrow Agent are confined to those specifically enumerated in the escrow instructions. The Escrow Agent shall not be subject to, nor be under any obligation to ascertain or construe the terms and conditions of any other instrument, whether or not now or hereafter deposited with or delivered to the Escrow Agent or referred to in the escrow instructions, nor shall the Escrow Agent be obligated to inquire as to the form, execution, sufficiency, or validity of any such instrument nor to inquire as to the identity, authority, or rights of the person or persons executing or delivering the same.



         The Escrow Agent shall not be personally liable for any act which it may do or omit to do hereunder in good faith and in the exercise of its own best judgment. Any act done or omitted by the Escrow Agent pursuant to the advice of its attorneys shall be deemed conclusively to have been performed or omitted in good faith by the Escrow Agent.



         If the Escrow Agent should receive or become aware of any conflicting demands or claims with respect to this Agreement, or the rights of any of the parties hereto, or any money, property, or instruments deposited herein or affected hereby, the Escrow Agent shall have the right in its sole discretion, without liability for interest or damages, to discontinue any or all further acts on its part until such conflict is resolved to its satisfaction and/or to commence or defend any action or proceeding for the determination of such conflict.



         Notwithstanding any other provision hereof, in the event of any dispute, disagreement or legal action relating to or arising in connection with the escrow, the Escrow Account, or the performance of the Escrow Agent's duties under this Agreement, the Escrow Agent will not be required to determine the controversy or to take any action regarding it. The Escrow Agent may hold all documents and funds and may wait for settlement of any such controversy by final appropriate legal proceedings, arbitration, or other means as, in the Escrow Agent's discretion, it may require. In such event, the Escrow Agent will not be liable for interest or damage. Furthermore, the Escrow Agent may, at its option, file an action of interpleader requiring the parties to answer and litigate any claims and rights among themselves. The Escrow Agent is authorized, at its option, to deposit with the Court in which such interpleader action is filed all documents and funds held in escrow. The Escrow Agent is further authorized to withhold from such deposit for its own account an amount sufficient to compensate itself for all costs, expenses, charges, and reasonable attorneys' fees incurred by it due to the interpleader action. Upon initiating such action, the Escrow Agent shall be fully released and discharged of and from all obligations and liability imposed by the terms of this Agreement.





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         The Company and Dealer Manager agree, jointly and severally, to indemnify and hold the Escrow Agent, its officers, directors and employees harmless from and against all costs, damages, judgments, attorney's fees (whether such attorneys shall be regularly retained or specially employed), expenses, obligations and liabilities of every kind and nature which the Escrow Agent may incur, sustain, or be required to pay in connection with or arising out of this Agreement, and to pay the Escrow Agent on demand the amount of all such costs, damages, judgments, attorney's fees, expenses, obligations, and liabilities. To secure said indemnification and to satisfy its compensation hereunder, the Escrow Agent is hereby given a first lien upon and the right to reimburse itself therefor out of, all of the rights, titles, and interests of each of said parties in all money, property, and instruments deposited hereunder, except for any money, property or instruments that relate to money received that must be returned pursuant to the provisions of the second to last sentence of paragraph 9.





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         IN WITNESS WHEREOF, the parties hereto have executed this Escrow
Agreement as of the day and year first above written.




                                          INLAND RETAIL REAL ESTATE TRUST, INC.




                                          By:  /s/ Robert D. Parks
                                              ----------------------------------
                                          Title:   Chairman
                                                 -------------------------------





                                          INLAND SECURITIES CORPORATION




                                          By:  /s/ Brenda Gail Gujral
                                              ----------------------------------
                                          Title:   President
                                                 -------------------------------





                                          LASALLE BANK NATIONAL ASSOCIATION
                                          CHICAGO, IL




                                          By:  /s/ John Porter
                                              ----------------------------------
                                          Title:   Vice President
                                                 -------------------------------






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                                    Exhibit A



                                  ESCROW AGENT
                                SCHEDULE OF FEES




Acceptance Fee:                     $1,000.00
Quarterly Administration Fee:       $3,000.00



THE ACCEPTANCE FEE AND INITIAL QUARTERLY ADMINISTRATION FEE ARE DUE UPON EXECUTION OF THE ESCROW AGREEMENT.




Any investment transaction not in a money market fund or in the LaSalle Bank National Association Time Deposit, Open Account ("TDOA") will incur a $100.00 per transaction fee. The parties to the agreement understand and agree that LaSalle may receive certain revenue in the form of 12b-1 or shareholder servicing fees on certain mutual fund investments. Such fees are disclosed in the prospectus for any such fund. These fees are paid to LaSalle directly from the mutual fund provider and are not fees paid by the parties to the Agreement.



All out-of-pocket expenses will be billed at our cost. Out-of-pocket expenses include, but are not limited to, professional services (e.g. legal or accounting), travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), and copying charges.






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